UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2013
Cavco Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North Central Avenue, Suite 800, Phoenix, Arizona	85004
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (602) 256-6263
Not applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 1, 2013, Cavco Industries, Inc., a Delaware corporation (the “Company”), announced financial results for its fiscal first quarter ended June 29, 2013. A copy of the Company’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated in this Item 2.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit

Number	Description

99.1	Press Release dated August 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
By:	/s/ Daniel L. Urness
Daniel L. Urness
Vice President, Treasurer and
Chief Financial Officer

Date:	August 1, 2013

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press Release dated August 1, 2013